Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
Tysons Corner, Virginia	Contact:	Bernard H. Clineburg,
January 28, 2009		Chairman & Chief Executive Officer
or
Mark Wendel,
EVP & Chief Financial Officer
703-584-3400

CARDINAL REPORTS FOURTH QUARTER AND

2008 ANNUAL RESULTS

Asset Quality Remains Strong, Loans Grow 10%

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported earnings of $1.8 million and $0.3 million, or $0.07 and $0.01 per diluted share, for the three month and annual periods ended December 31, 2008, respectively.  Operating earnings, a non-GAAP measure, which does not include non-recurring expenses and other charges, were $6.2 million for 2008, equivalent to $0.25 per diluted share versus $7.1 million, or $0.28 per diluted share, for 2007.  The decline in operating earnings is mainly attributable to the provision for loan losses, which were $4.3 million and $1.2 million in 2008 at the bank and mortgage subsidiary, respectively, versus $2.5 million in 2007 at the bank.  This release includes a table reconciling operating earnings to GAAP net income for the 2008 and 2007 periods presented.

As previously disclosed, the Company’s 2008 annual results include after-tax charges of $2.9 million for a non-cash other-than-temporary impairment on Fannie Mae perpetual preferred stock, $1.8 million for a goodwill impairment related to the acquisition of its mortgage banking subsidiary, George Mason Mortgage, LLC (“GMM”), and $1.2 million for a settlement agreement between GMM and one of its major mortgage investors.  These charges resulted in a decrease of $5.9 million in net income for 2008.

Selected Financial Highlights

•                  Loan demand continues to be solid as the portfolio grew year over year by $100 million, a 10% increase compared to a year ago.  During the fourth quarter, loans increased $53 million, or 20% annualized.

•                  Asset quality remains stronger than the industry and peer averages.  The Company had non-accrual loans equal to 0.41% of average loans receivable and net charge offs were 0.24%.  For the quarter, the provision for loan losses was $2.8 million and net charge offs were $1.5 million.  The Company’s allowance for loan losses increased to 1.27% from 1.12% at year-end 2008 compared to 2007.

•                  Deposits grew $83 million, or 8% year over year.  Non interest bearing deposits grew $24 million, or 19%.

•                  Net interest margin increased from 2.63% to 2.78% year over year.

•                  The Company’s equity position remains very strong with all ratios exceeding the “well-capitalized” regulatory thresholds.

Highlights of Banking Operations

For the year, the bank reported operating earnings of $8.2 million, compared to $7.4 million for 2007. Net interest income increased to $40.7 million from $38.7 million in 2007.  Non interest income increased to $4.8 million from $4.0 million. Offsetting these increases in income was the addition to the provision for loan losses, which grew by $1.8 million, to $4.3 million versus $2.5 million in 2007.  The allowance for loan losses was $14.5 million at year end, and as a percentage of loans the allowance increased from the third to the fourth quarter from 1.22% to 1.27%.  For the quarter ended December 31, 2008 compared to the same quarter last year, operating earnings from banking operations were $1.0 million versus $1.8 million. The decrease in earnings was primarily due to an increase in the provision for loan losses of $2.5 million versus $0.9 million compared to the same quarter last year.

For the three month period ended December 31, 2008, average assets of the Bank were $1.662 billion, an increase of 4% from $1.594 billion for the year ago quarter. Portfolio loans receivable grew $100 million, or 10%, to $1.139 billion at December 31, 2008, from $1.040 billion at December 31, 2007.  Mortgage loans held for sale decreased to $157 million at the end of the quarter, compared to $170 million at December 31, 2007.   Total deposits increased by 8% to $1.180 billion from $1.097 billion.  Non interest bearing deposits increased 19%, from $124 million to $147 million.

Highlights of Mortgage Banking Operations

Operating earnings were $343 thousand in 2008 versus $1.6 million in 2007, excluding the goodwill impairment and charge related to the mortgage investor settlement agreement.  Including the previously reported charges, the mortgage banking subsidiary reported a net loss of $2.7 million for the year.  We continue to closely manage all aspects of this operation and remain prepared to take advantage of any changes in the local residential real estate market.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“This past year was the most challenging economic and regulatory environment I have ever experienced in my thirty-seven years in the banking industry.  Our financial results were impacted by the non-recurring expenses and other charges we had in 2008.  However, Cardinal’s asset quality continues to be strong in a tough economic environment.

“In December 2008, Cardinal Bank was approved to participate in the Capital Purchase Program (CPP) of the U.S. Treasury’s Troubled Asset Relief Program (TARP) in the amount of $41.2 million.  As we recently announced, Cardinal declined the opportunity to participate in the program.  We performed careful analysis and concluded that the significant expense and changing requirements of the program were inconsistent with our long term strategic objectives, and that the participation in the CPP would not be in the best interest of Cardinal’s shareholders.

“We continue to make loans in the communities we serve and fully support all efforts to stabilize the nation’s economy.  We believe that Cardinal is a healthy, strong and safe bank.  We, the board and management, remain optimistic about the future and value of the Cardinal franchise.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.7 billion at December 31, 2008, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, with five offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries

Summary Statements of Condition

At December 31, 2008 and December 31, 2007

(Dollars in thousands)

	(Unaudited)		% Change
	December 31, 2008	December 31, 2007	Current Year
Cash and due from banks	$14,919	$20,622	-27.7%
Federal funds sold	31,009	1,799	1623.7%

Investment securities available-for-sale	265,356	285,998	-7.2%
Investment securities held-to-maturity	50,183	78,948	-36.4%
Total investment securities	315,539	364,946	-13.5%

Other investments	16,370	14,188	15.4%
Loans held for sale	157,009	170,487	-7.9%

Loans receivable, net of fees	1,139,348	1,039,684	9.6%
Allowance for loan losses	(14,518)	(11,641)	24.7%
Loans receivable, net	1,124,830	1,028,043	9.4%

Premises and equipment, net	16,463	18,463	-10.8%
Goodwill and intangibles, net	14,173	17,239	-17.8%
Bank-owned life insurance	33,176	32,316	2.7%
Other assets	20,269	21,928	-7.6%

TOTAL ASSETS	$1,743,757	$1,690,031	3.2%

Non-interest bearing deposits	$147,529	$123,994	19.0%
Interest bearing deposits	1,032,315	972,931	6.1%
Total deposits	1,179,844	1,096,925	7.6%

Other borrowed funds	367,198	400,060	-8.2%
Mortgage funding checks	19,178	9,403	104.0%
Escrow liabilities	1,832	1,016	80.3%
Other liabilities	17,699	23,164	-23.6%

Shareholders’ equity	158,006	159,463	-0.9%

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,743,757	$1,690,031	3.2%

Cardinal Financial Corporation and Subsidiaries

Summary Income Statements

 For the Three Months and Years Ended December 31, 2008 and 2007

(Dollars in thousands, except share and per share data)

	For the Three Months Ended			For the Years Ended
	December 31,			December 31,
	2008	2007	% Change	2008	2007	% Change
	(Unaudited)			(Unaudited)
Net interest income	$10,313	$9,918	4.0%	$42,973	$40,319	6.6%
Provision for loan losses	(2,764)	(878)	214.8%	(5,498)	(2,548)	115.8%
Net interest income after provision for loan losses	7,549	9,040	-16.5%	37,475	37,771	-0.8%

Service charges on deposit accounts	549	515	6.6%	2,132	1,988	7.2%
Loan service charges	614	315	94.9%	1,643	1,502	9.4%
Investment fee income	762	1,052	-27.6%	3,477	4,287	-18.9%
Realized and unrealized gains on mortgage banking activities	1,874	1,622	15.5%	7,752	8,779	-11.7%
Management fee income	175	173	1.2%	765	1,072	-28.6%
Other non-interest income	457	442	3.4%	2,043	1,852	10.3%
Total non-interest income	4,431	4,119	7.6%	17,812	19,480	-8.6%

Net interest income and non-interest income	11,980	13,159	-9.0%	55,287	57,251	-3.4%

Salaries and benefits	4,690	5,578	-15.9%	21,939	23,815	-7.9%
Occupancy	1,343	1,359	-1.2%	5,547	5,348	3.7%
Depreciation	568	690	-17.7%	2,390	3,035	-21.3%
Data processing	426	406	4.9%	1,683	1,450	16.1%
Telecommunications	260	326	-20.2%	1,002	1,182	-15.2%
Impairment of Fannie Mae perpetual preferred stock	—	—	0.0%	4,408	—	100.0%
Impairment of goodwill	—	—	0.0%	2,821	—	100.0%
Settlement with mortgage correspondent	—	—	0.0%	1,800	—	100.0%
Loss related to escrow arrangement	—	—	0.0%	—	3,500	-100.0%
Other operating expense	3,909	3,384	15.5%	14,323	13,554	5.7%
Total non-interest expense	11,196	11,743	-4.7%	55,913	51,884	7.8%
Net income (loss) before income taxes	784	1,416	-44.6%	(626)	5,367	-111.7%
Provision (benefit) for income taxes	(996)	34	-3029.4%	(912)	885	-203.1%
NET INCOME	$1,780	$1,382	28.8%	$286	$4,482	-93.6%

Earnings per common share - basic	$0.07	$0.06	30.0%	$0.01	$0.18	-93.6%

Earnings per common share - diluted	$0.07	$0.06	29.9%	$0.01	$0.18	-93.6%

Weighted-average common shares outstanding - basic	24,301,343	24,525,001	-0.9%	24,370,087	24,606,203	-1.0%

Weighted-average common shares outstanding - diluted	24,757,704	24,971,039	-0.9%	24,837,353	25,012,101	-0.7%

Reconciliation of Non-GAAP measures:

GAAP net income reported above	$1,780	$1,382		$286	$4,482
After tax impact on:
- impairment of Fannie Mae perpetual preferred stock	(1,105)	—		2,887	—
- impairment of goodwill	—	—		1,846	—
- settlement with mortgage correspondent	—	—		1,179	—
- loss related to escrow arrangement	—	—		—	2,293
- legal expenses related to escrow arrangement	—	129		—	358

Operating earnings, excluding nonrecurring expenses reported above:	$675	$1,511	-55.3%	$6,198	$7,133	-13.1%

GAAP earnings per share - diluted reported above	$0.07	$0.06		$0.01	$0.18
After tax impact on:
- impairment of Fannie Mae perpetual preferred stock	(0.04)	—		0.12	—
- impairment of goodwill	—	—		0.07	—
- settlement with mortgage correspondent	—	—		0.05	—
- loss related to escrow arrangement	—	—		—	0.09
- legal expenses related to escrow arrangement	—	0.01		—	0.01

Operating earnings per common share - diluted (excluding nonrecurring expenses reported above)	$0.03	$0.07	-61.3%	$0.25	$0.28	-9.3%

Cardinal Financial Corporation and Subsidiaries

Selected Financial Information

(Dollars in thousands, except per share data and ratios)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)	(Unaudited)	(Unaudited)
Income Statements:
Interest income	$21,328	$24,105	$88,611	$98,643
Interest expense	11,015	14,187	45,638	58,324
Net interest income	10,313	9,918	42,973	40,319
Provision for loan losses	2,764	878	5,498	2,548
Net interest income after provision for loan losses	7,549	9,040	37,475	37,771
Non-interest income	4,431	4,119	17,812	19,480
Non-interest expense	11,196	11,743	55,913	51,884
Net income before income taxes	784	1,416	(626)	5,367
Provision (benefit) for income taxes	(996)	34	(912)	885
Net income	$1,780	$1,382	$286	$4,482

			December 31, 2008	December 31, 2007
			(Unaudited)
Balance Sheet Data:
Total assets			$1,743,757	$1,690,031
Loans receivable, net of fees			1,139,348	1,039,684
Allowance for loan losses			(14,518)	(11,641)
Loans held for sale			157,009	170,487
Total investment securities			315,539	364,946
Total deposits			1,179,844	1,096,925
Other borrowed funds			367,198	400,060
Total shareholders’ equity			158,006	159,463

Common shares outstanding			24,014	24,202

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2008	2007	2008	2007
Selected Average Balances (unaudited):
Total assets	$1,668,423	$1,603,673	$1,644,489	$1,630,982
Loans receivable, net of fees	1,112,399	992,746	1,071,105	922,617
Allowance for loan losses	(13,687)	(10,995)	(12,568)	(10,322)
Loans held for sale	101,380	150,203	124,993	233,451
Total investment securities	304,625	356,172	320,515	355,749
Interest earning assets	1,593,255	1,519,252	1,563,997	1,547,660
Total deposits	1,141,950	1,097,739	1,115,787	1,169,788
Other borrowed funds	355,985	331,462	350,889	281,417
Total shareholders’ equity	156,002	157,466	160,168	157,395
Weighted Average:
Common shares outstanding - basic	24,301	24,525	24,370	24,606
Common shares outstanding - diluted	24,758	24,971	24,837	25,012

Per Common Share Data (unaudited):
Basic net income	$0.07	$0.06	$0.01	$0.18
Fully diluted net income	0.07	0.06	0.01	0.18
Book value	6.58	6.59	6.58	6.59
Tangible book value (1)	6.00	5.90	6.00	5.90

Performance Ratios (unaudited):
Return on average assets	0.43%	0.34%	0.02%	0.27%
Return on average equity	4.56%	3.51%	0.18%	2.85%
Net interest margin (2)	2.62%	2.64%	2.78%	2.63%
Efficiency ratio (3)	75.94%	82.25%	77.13%	80.11%
Non-interest income to average assets	1.06%	1.03%	1.08%	1.19%
Non-interest expense to average assets	2.68%	2.93%	3.40%	3.18%

Asset Quality Data (unaudited):
Annualized net charge-offs to average loans receivable, net of fees			0.24%	0.06%
Nonaccrual loans to loans receivable, net of fees			0.41%	0.00%
Nonaccrual loans to total assets			0.27%	0.00%
Allowance for loan losses to loans receivable, net of fees			1.27%	1.12%
Allowance for loan losses to nonperforming loans			310.81%	0.0%

Capital Ratios (unaudited):
Tier 1 risk-based capital			11.69%	12.10%
Total risk-based capital			12.74%	12.98%
Leverage capital ratio			9.91%	10.26%

(1) Tangible book value is calculated as total shareholders’ equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.

(2) Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 34%.

(3) Efficiency ratio is calculated as total non-interest expense (less nonrecurring expense) divided by the total of net interest income and non-interest income.

Cardinal Financial Corporation and Subsidiaries

Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities

For the Three Months and Years Ended December 31, 2008 and 2007

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended				For the Years Ended
	December 31, 2008		December 31, 2007		December 31, 2008		December 31, 2007
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees (1)
Commercial and industrial	$138,091	5.62%	$114,689	7.39%	$130,608	6.14%	$108,762	7.60%
Real estate - commercial	465,534	6.53%	400,141	6.78%	440,746	6.56%	366,176	6.72%
Real estate - construction	190,133	5.16%	184,957	7.97%	190,354	5.87%	169,503	8.30%
Real estate - residential	213,445	5.60%	209,343	5.49%	213,125	5.61%	201,863	5.46%
Home equity lines	102,697	4.33%	79,036	6.49%	93,635	4.76%	69,908	7.11%
Consumer	2,499	6.35%	4,580	7.36%	2,637	6.52%	6,405	7.95%
Total loans	1,112,399	5.80%	992,746	6.78%	1,071,105	6.04%	922,617	6.88%

Loans held for sale	101,380	5.32%	150,203	7.28%	124,993	5.71%	233,451	7.15%
Investment securities - trading	—	0.00%	—	0.00%	—	0.00%	11	4.62%
Investment securities - available-for-sale (1)	253,334	5.13%	274,904	5.10%	261,600	5.22%	266,935	4.97%
Investment securities - held-to-maturity	51,291	4.35%	81,268	4.25%	58,915	4.27%	88,803	4.19%
Other investments	15,810	0.49%	12,800	6.05%	15,307	3.71%	10,626	5.98%
Federal funds sold (1)	59,041	0.91%	7,331	4.53%	32,077	1.78%	25,217	5.23%
Total interest-earning assets	1,593,255	5.38%	1,519,252	6.38%	1,563,997	5.70%	1,547,660	6.40%

Non-interest earning assets:
Cash and due from banks	8,748		10,570		7,833		8,122
Premises and equipment, net	16,802		18,765		17,523		19,565
Goodwill and intangibles, net	14,212		17,274		16,404		17,371
Accrued interest and other assets	49,093		48,807		51,300		48,586
Allowance for loan losses	(13,687)		(10,995)		(12,568)		(10,322)

TOTAL ASSETS	$1,668,423		$1,603,673		$1,644,489		$1,630,982

Interest-bearing liabilities:
Interest-bearing deposits	$1,001,068	3.03%	$974,626	4.28%	$984,590	3.26%	$1,046,295	4.37%
Other borrowed funds	355,985	3.76%	331,462	4.40%	350,889	3.86%	281,417	4.49%
Total interest-bearing liabilities	1,357,053	3.22%	1,306,088	4.31%	1,335,479	3.42%	1,327,712	4.39%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	140,882		123,113		131,197		123,493
Other liabilities	14,486		17,006		17,645		22,382

Shareholders’ equity	156,002		157,466		160,168		157,395

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,668,423		$1,603,673		$1,644,489		$1,630,982

NET INTEREST MARGIN (1)		2.62%		2.64%		2.78%		2.63%

(1) The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 34%.

Cardinal Financial Corporation and Subsidiaries

Segment Reporting at and for the Three Months and Years Ended December 31, 2008 and 2007

(Dollars in thousands)

(Unaudited)

At and for the Three Months Ended December 31, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,636	$949	$—	$(272)	$—	$10,313
Provision for loan losses	2,500	264	—	—	—	2,764
Non-interest income	1,240	2,420	763	8	—	4,431
Non-interest expense	6,987	2,846	827	536	—	11,196
Provision for income taxes	(744)	74	(23)	(303)	—	(996)
Net income (loss)	$2,133	$185	$(41)	$(497)	$—	$1,780
Reconciliation of Non-GAAP measures:
- Impairment of Fannie Mae perpetual preferred stock	(1,105)	—	—	—	—	(1,105)
Operating earnings, excluding nonrecurring expenses reported above	$1,028	$185	$(41)	$(497)	$—	$675

Average Assets	$1,662,100	$102,218	$3,624	$169,273	$(268,792)	$1,668,423

At and for the Three Months Ended December 31, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,652	$686	$—	$(420)	$—	$9,918
Provision for loan losses	878	—	—	—	—	878
Non-interest income	979	2,076	1,052	12	—	4,119
Non-interest expense	7,624	2,542	829	748	—	11,743
Provision for income taxes	330	79	78	(453)	—	34
Net income (loss)	$1,799	$141	$145	$(703)	$—	$1,382
Reconciliation of Non-GAAP measures:
After tax impact on:
- legal expenses related to escrow arrangement	—	—	—	129	—	129
Total losses recorded, after tax	—	—	—	129	—	129
Operating earnings, excluding losses reported above	$1,799	$141	$145	$(574)	$—	$1,511

Average Assets	$1,593,709	$158,543	$4,104	$174,488	$(327,171)	$1,603,673

At and for the Twelve Months Ended December 31, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$40,747	$3,418	$—	$(1,192)	$—	$42,973
Provision for loan losses	4,290	1,208	—	—	—	5,498
Non-interest income	4,806	9,494	3,477	35	—	17,812
Non-interest expense	34,152	15,824	3,402	2,535	—	55,913
Provision for income taxes	1,785	(1,438)	28	(1,287)	—	(912)
Net income (loss)	$5,326	$(2,682)	$47	$(2,405)	$—	$286
Reconciliation of Non-GAAP measures:
After tax impact on:
-Impairment of goodwill	—	1,846	—	—	—	1,846
-Impairment of Fannie Mae perpetual preferred stock	2,887	—	—	—	—	2,887
-Settlement with mortgage correspondent	—	1,179	—	—	—	1,179
Operating earnings, excluding nonrecurring expenses reported above	$8,213	$343	$47	$(2,405)	$—	$6,198

Average Assets	$1,636,573	$129,188	$3,641	$174,523	$(299,436)	$1,644,489

At and for the Twelve Months Ended December 31, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$38,707	$3,005	$—	$(1,393)	$—	$40,319
Provision for loan losses	2,548	—	—	—	—	2,548
Non-interest income	4,032	11,112	4,287	49	—	19,480
Non-interest expense	30,316	11,587	7,096	2,885	—	51,884
Provision for income taxes	2,470	907	(979)	(1,513)	—	885
Net income (loss)	$7,405	$1,623	$(1,830)	$(2,716)	$—	$4,482
Reconciliation of Non-GAAP measures:
After tax impact on:
- loss related to escrow arrangement	$—	$—	$2,293	$—	$—	$2,293
- legal expenses related to escrow arrangement	—	—	—	358	—	358
Total losses recorded, after tax	—	—	2,293	358	—	2,651
Operating earnings, excluding losses reported above	$7,405	$1,623	$463	$(2,358)	$—	$7,133

Average Assets	$1,619,938	$238,395	$4,534	$171,076	$(402,961)	$1,630,982